Exhibit 99.1

TPG Pace Group and Accel Entertainment Announce Record First Half 2019 Results for Accel

Accel to expand footprint through acquisition of Grand River Jackpot

TPG Pace lifts 2020-2021 guidance to reflect acquisition

FORT WORTH, TX and CHICAGO – September 3, 2019 – TPG Pace Holdings Corp. (“TPG Pace”) (NYSE: TPGH, TPGH.U, TPGH.WS), a special-purpose acquisition company sponsored by an affiliate of TPG, and Accel Entertainment, Inc. (“Accel”), which TPG Pace is under a definitive agreement to acquire, today announced certain financial and operating results for the first half of 2019 for Accel.

Accel First Half 2019 Highlights:

•	Revenue of $202 million, up 27% compared to H1 2018

•	Adjusted EBITDA of $40 million, up 29% compared to H1 2018

•	Locations up 18% compared to H1 2018

•	Video game terminals (VGTs) up 20% compared to H1 2018

Accel Entertainment CEO Andy Rubenstein commented, “We are extremely pleased with the record numbers we saw across the board in the first half of 2019 both in terms of financial and operational results. We entered the second half of the year with a strong balance sheet and continue to see multiple opportunities to invest for growth. We are seeking to build a large-scale company that, with unique assets and long-term contracts, can generate steady topline growth and substantial free cash flow.”

TPG Pace also announced that on August 26, 2019, Accel agreed to acquire Grand River Jackpot LLC (“Grand River Jackpot”), one of the first licensed video gaming terminal operators in Illinois for approximately $100 million in cash. The acquisition of Grand River strengthens Accel’s position in southern Illinois, adding 451 locations with 1,893 video game terminals. Further, it accelerates near-term growth opportunities, including the addition of over 100 VGTs as a 6th machine in existing high-performance locations and the go-live of current signed backlog, which is estimated to add 30 additional locations over the next two years. The cash consideration will be financed by Accel through an amendment to its existing credit facility, and it is anticipated to close by the end of September subject to due diligence and other approvals. To take into account this acquisition which is larger than TPG Pace previously forecasted, TPG Pace is raising the Adjusted EBITDA guidance range to $110-117 million for 2020 and $128-138 million for 2021.

Commenting on the Grand River Jackpot acquisition, Rubenstein added, “Grand River Jackpot is an attractive company that is a perfect complement to our own geographic footprint in southern Illinois and we look forward to applying our proven operating model to Grand River’s more than 440 locations. The immediately accretive transaction also provides us with more than 1,800 VGTs, enhanced route efficiencies and greater scale as we look to continue to expand into additional markets across the United States.”

Karl Peterson, President and CEO of TPG Pace, commented, “Accel’s record results in H1 and a highly strategic acquisition represent a clear validation of our investment thesis and we could not be more excited about helping Accel drive strong growth in the public markets.”

TPG Pace also today announced that it will shortly file its preliminary proxy materials with the U.S. Securities and Exchange Commission in connection with TPG Pace’s pending acquisition of Accel Entertainment. The definitive proxy statement will soon be available on the TPG Pace website at https://www.tpg.com/tpg-pace-holdings, as well as www.sec.gov.

TPG Pace and Accel further announce they will present at the Bank of America Merrill Lynch 2019 Gaming & Lodging Conference on Wednesday, September 4, 2019. at 4pm ET.

As announced on June 13, 2019, following TPG Pace’s proposed acquisition of Accel, the combined company will retain the Accel Entertainment name and will be a publicly listed company following the close of the transaction which is expected to occur in November of 2019. The transaction will be effected pursuant to the Transaction Agreement entered into by and among TPG Pace Holdings and the shareholders of Accel Entertainment. Immediately prior to the consummation of the transaction, additional investors, including affiliates of TPG Pace, will purchase ordinary shares of TPG Pace in a $48 million private placement. After giving effect to any redemptions by the public stockholders of TPG Pace, the combined balance of the cash held in TPG Pace’s trust account and proceeds from the private placement of approximately $500 million, will be used to pay existing Accel shareholders and transaction expenses, with the remaining cash on the balance sheet to be used to repay existing debt or for accretive capital deployment. Following the consummation of the transaction, TPG Pace will be renamed Accel Entertainment and its shares will remain listed on the New York Stock Exchange and trade using the ticker ACEL. A more complete description of the proposed transaction can be found in TPG Pace’s preliminary proxy statement, which will be filed with the Securities and Exchange Commission (the “SEC”). Copies of the definitive proxy statement, when available, can be obtained free of charge through the methods described below.

The unaudited results of the Accel for the second quarter of 2019 were as follows:

	Six months ended June 30,		Increase / Decrease
	2019	2018	Change	Change%
	($ in millions)
Licensed establishments	1,762	1,495	267	18%
Video gaming terminals	8,082	6,743	1,339	20%

Total net revenues	$201.7	$159.4	$42.3	27%
Adjusted EBITDA	$40.1	$31.2	$8.9	29%

Capital Expenditures	$12.6	$12.2	$0.4	3%

About TPG

TPG is a leading global alternative asset firm founded in 1992 with more than $108 billion of assets under management and offices in Austin, Beijing, Boston, Dallas, Fort Worth, Hong Kong, Houston, London, Luxembourg, Melbourne, Moscow, Mumbai, New York, San Francisco, Seoul, and Singapore. TPG’s investment platforms are across a wide range of asset classes, including private equity, growth equity, real estate, credit, and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com.

About TPG Pace Group and TPG Pace Holdings

TPG Pace Group is TPG’s dedicated permanent capital platform. TPG Pace Group has a long-term, patient, and highly flexible investor base, allowing it to seek compelling opportunities that will thrive in the public markets. TPG Pace Group has sponsored three special purpose acquisition companies (“SPACs”) and raised more than $2 billion since 2015. The first of these vehicles, Pace Holdings Corp., was used to sponsor the public listing of Playa Hotels and Resorts in March 2017 (NASDAQ: PLYA). The second, TPG Pace Energy Holdings Corp., was used to sponsor the public listing of Magnolia Oil & Gas Corporation in July 2018 (NYSE: MGY). For more information, visit www.tpg.com/tpg-pace-holdings.

About Accel Entertainment

Accel Entertainment is the largest terminal operator of slot machines and amusement equipment in the Illinois video gaming market. Starting in October 2012, Accel Entertainment has been dedicated to providing top of the line care and service to over 1,700 locations and customers across the state.

Additional Information and Where to Find It

TPG Pace intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus with respect to the TPG Pace’s securities to be issued in connection with the proposed business combination. The Registration Statement will contain important information about the transactions contemplated by the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF TPG PACE AND ACCEL ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by TPG Pace with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com.

In addition, TPG Pace intends to file with the SEC a proxy statement on Schedule 14A (the “Extension Proxy”). The Extension Proxy will contain important information about the proposed amendment to TPG Pace’s amended and restated memorandum and articles of association to extend the date by which TPG Pace has to consummate a business combination from September 30, 2019 to December 31, 2019 (the “Extension”) and related matters. TPG PACE SHAREHOLDERS ARE URGED AND ADVISED TO READ THE EXTENSION PROXY CAREFULLY WHEN IT BECOMES AVAILABLE. The Extension Proxy and other relevant materials (when they become available) and any other documents filed by TPG Pace with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Extension Proxy by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com.

Participants in the Solicitation

TPG Pace, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TPG Pace’s shareholders in connection with the proposed business combination. Information about TPG Pace’s directors and executive officers is set forth in TPG Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300,

Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TPG Pace shareholders in connection with the proposed business combination will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination are included in the Registration Statement that TPG Pace intends to file with the SEC.

TPG Pace and its directors and executive officers may be deemed to be participants in the solicitation of proxies from TPG Pace’s shareholders in connection with the proposed Extension. Information about TPG Pace’s directors and executive officers is set forth in TPG Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TPG Pace shareholders in connection with the proposed Extension will be set forth in the Extension Proxy for the proposed Extension when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Extension will be included in the Extension Proxy that TPG Pace intends to file with the SEC.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Pace, Accel or the combined company after completion of any proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination; (2) the risk that the proposed business combination disrupts current plans and operations of Accel or its subsidiaries or TPG Pace as a result of the announcement and consummation of the business combination; (3) the inability to complete the transactions contemplated by the proposed business combination; (4) litigation relating to the proposed business combination; (5) the inability to complete the proposed private placements as set forth in subscription agreements between TPG Pace and certain investors; (6) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (7) the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that Accel or Pace may be adversely affected by other economic, business, and/or competitive factors; (11) the risk that the proposals to complete the Extension are not approved; (12) the possibility that the acquisition of Grand River Jackpot may not occur at all, or that the expected benefits of such acquisition may occur, and (13) other risks and uncertainties indicated from time to time in the final prospectus of TPG Pace, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by TPG Pace. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. TPG Pace and Accel undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Projections

This communication contains financial forecasts prepared by TPG Pace with respect to certain financial metrics of Accel, including, but not limited to, revenues (gaming, other, and gross), Adjusted EBITDA, locations and number of video game terminals. Neither TPG Pace’s independent auditors, nor any independent registered public accounting firm of Accel, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this communication, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this communication. The financial forecasts and projections in this communication were prepared by TPG Pace and not by the management of Accel, and these financial forecasts and projections should not be relied upon as being necessarily indicative of future results. Neither TPG Pace nor Accel undertakes any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this communication, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information.

Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of TPG Pace or Accel or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this communication should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures, including Adjusted EBITDA of Accel. TPG Pace believes these measures are useful because they allow TPG Pace to more effectively evaluate the operating performance of Accel and compare the results of the operations from period to period and against its peers without regard to financing methods or capital structure. TPG Pace does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these measures are not comparable to other similarly titled measures of other companies. These measures should not be considered as alternatives to, or more meaningful than, financial measures determined in accordance with GAAP or as indicators of operating performance.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Cayman Islands.

Media Contacts:

For TPG

Luke Barrett / Courtney Power

415 743-1550

media@tpg.com

For Accel

Eric Bonach

Abernathy MacGregor

212-371-5999

ejb@abmac.com